EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement of Elite Pharmaceuticals, Inc. (the "Company") on Form SB-2 (as amended) of our report dated May 24, 1999, and June 14, 1999 as to note 12, appearing in the Company's Form SB-2 for the years ended March 31, 1999 and March 31, 1998.

We also consent to the reference to us under the heading Experts.

                                                    Miller, Ellin & Company, LLP

                                                    CERTIFIED PUBLIC ACCOUNTANTS

March 3, 2000